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                                                                   EXHIBIT 23(c)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


            We consent to the incorporation by reference in this Registration Statement on Form 10-SB of Cereus Technology Partners, Inc. (formerly AIM Group, Inc.; the "Company") of our report dated April 30, 1999, relating to the financial statements of The Reddy Group, Inc. and subsidiary appearing in Amendment No. 1 to the Company's Current Report on Form 8-K dated July 30, 1999.


                                                     MOORE STEPHENS TILLER, LLC


December 16, 1999